UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 22, 2011 (April 18, 2011)

CHINA SHENGDA PACKAGING GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34997	26-1559574
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 2 Beitang Road
Xiaoshan Economic and Technological Development Zone
Hangzhou, Zhejiang Province 311215
People's Republic of China
(Address of Principal Executive Offices)

86 - 571-82838805
(Registrant’s Telephone Number, Including Area Code)

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01.    Resignation of Registrant’s Certifying Accountant.

The Company’s independent registered public accounting firm, Bernstein & Pinchuk LLP (“B&P”), entered into a joint venture agreement with Marcum LLP and formed Marcum Bernstein & Pinchuk LLP (“MarcumBP”) in a transaction pursuant to which B&P merged its China operations into Marcum BP and certain of the professional staff of B&P joined MarcumBP as employees of MarcumBP. Accordingly, effective April 18, 2011, B&P resigned as the Company’s independent registered public accounting firm. The Company is in the process of engaging an independent registered public accounting firm for the fiscal year ended December 31, 2011, which process is anticipated to be completed within approximately one week.

B&P’s reports on the Company’s consolidated financial statements for the years ended December 31, 2009 and 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Since B&P’s engagement as the Company’s independent registered public accounting firm on May24, 2010 through April 18, 2011, the date of B&P’s resignation, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of B&P, would have caused B&P to make reference to the subject matter of the disagreements in its report as described in Item 304(a)(1)(iv) under Regulation S-K. There have also been no reportable events as provided in Item 304(a)(1)(v) under Regulation S-K since B&P’s engagement on May 24, 2010 through April 18, 2011.

During the Company’s two most recent fiscal years ended December 31, 2009 and 2010 and through April 18, 2011, the date of B&P’s resignation, neither the Company, nor anyone on its behalf, consulted with MarcumBP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (iii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) under Regulation S-K) or a reportable event as provided in Item 304(a)(1)(v) under Regulation S-K.

The Company provided B&P with a copy of the foregoing disclosure and requested B&P furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated April 22, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

16.1	Letter to U.S. Securities and Exchange Commission from Bernstein & Pinchuk LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Shengda Packaging Group Inc.

Date: April 22, 2011

/s/ T.J. Wu
Name: T.J. Wu
Title: Chief Financial Officer